                                 [COVER IMAGE]


                               AIM WEINGARTEN FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1998



                 INVEST WITH DISCIPLINE--REGISTERED TRADEMARK--

[COVER IMAGE]

                    ---------------------------------------

                       THE VIOLIN BOX BY SUZANNE VALADON

                              (1865-1938, FRENCH)


          IN THE ART OF INVESTING, SUCCESS DOES NOT ALWAYS COME IN AN

         INSTANT--IT IS USUALLY ACHIEVED OVER TIME. VALADON'S UNFORGET-

        TABLE OILS MAKE THIS POINT, OFTEN  TAKING 13 YEARS OF DEDICATION

           AND DILIGENCE TO COMPLETE. HER RICHLY COLORED "VIOLIN BOX"

              REMINDS US THAT ALL GOOD THINGS ARE WORTH THE WAIT.

                    ---------------------------------------


AIM Weingarten Fund is for shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Weingarten Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended October 31, 1998, the Fund paid distributions of $3.40 per share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class
    C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's average annual total returns, including sales charges, for periods ended 9/30/98 (the most recent calendar quarter-end) are as follows. For Class A shares, one year, -3.74%; five years, 14.46%; 10 years, 15.44%. For Class B shares, one year, -3.20%; since inception (6/26/95), 16.13%. For Class C shares, one year, 0.24%; since inception (8/4/97), 3.21%.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth funds charted by Lipper Analytical Services, Inc., an independent mutual fund performance monitor. Results shown reflect reinvestment of dividends.
o The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks. s The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


       MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
       THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                               AIM WEINGARTEN FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    Throughout the fiscal year covered by this report, markets
   [PHOTO OF        vacillated between optimism that Asia's woes would be
  Charles T.        contained and worry that they would become a major drag on
     Bauer,         the U.S. and other economies. Changes in investor sentiment
  Chairman of       affected various financial markets differently. The stock
  the Board of      market was especially volatile. Uncertainty in stocks
    THE FUND        bolstered U.S. Treasury issues, whose safety attracts
  APPEARS HERE]     investors in doubtful times.
                         We understand how unnerving this year's level of
                    volatility can be. Undoubtedly, many of you were tempted to simply exit the stock market. Our reaction, of course, is that you should not. The abrupt reversals of sentiment this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

MARKET RECAP
Financial crises overseas and widespread decline in the rate of U.S. corporate earnings growth helped foster uncertainty. During the summer of 1998, a worldwide loss of confidence led to a major market correction for equities, including the blue chips that had led the market. In August, the Dow Jones Industrial Average (the Dow) had its worst-performing month in a decade.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened, cutting interest rates twice, on September 29 and October 15, to pump liquidity and confidence into the markets. As investors responded favorably, the fiscal year closed with domestic equities rallying again and bonds in retreat--a complete about-face from just a few weeks earlier. October 1998 ended up being the Dow's best month in 11 years. (After the fiscal year closed, as this report was being written, the Fed cut rates a third time.)
    Some major stock indexes produced excellent total results for the fiscal year, with the S&P 500 up more than 20%. But focusing on one market benchmark may give you an incomplete view. The divergence between the S&P 500 and other market segments was quite dramatic this fiscal year: the midcap S&P 400 rose only 6.71%, while the Russell 2000 Index of small-company stocks declined 11.84%. Even within the S&P 500 itself, the bigger the company, the better the performance.
    However unsettling markets have been, the fundamental principles of investing remain unchanged: long-term thinking, broad portfolio diversification, and realistic expectations, recognizing the potential for downturns. Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for markets and your Fund. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                    ---------------------------------------
                                   THE ABRUPT

                             REVERSALS OF SENTIMENT

                           THIS FISCAL YEAR REINFORCE

                              OUR CONVICTION THAT

                            MARKETS ARE UNPREDICTABLE

                               IN THE SHORT TERM.

                    ---------------------------------------



                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



LARGE CAPS CONTINUE TO BUFFER
MARKET TURMOIL

THE MARKET EXPERIENCED ALL-TIME HIGHS AND ONE OF ITS MOST VICIOUS CORRECTIONS DURING 1998. HOW DID THE FUND PERFORM IN THIS UNSETTLING ENVIRONMENT?
The Fund continued to deliver solid performance, despite record market volatility. For the fiscal year ended October 31, 1998, total return was 12.34% for Class A shares, 11.45% for Class B shares, and 11.54% for Class C shares. That bested the performance of other growth funds tracked by Lipper Analytical Services, Inc., which produced total returns averaging 9.61% over the same period. Long-term performance for the Fund remains excellent, as shown on the following pages.
    Net assets under management grew approximately $500 million during the last 12 months, for a total of $6.89 billion at the close of the fiscal year.

WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET SINCE YOUR APRIL REPORT TO SHAREHOLDERS?
Stock performance was greatly affected by the second wave of "Asian contagion" in July when currency troubles in Asia made their way to the U.S. market. A month later, Russia's bond default and the downturn that ensued involved even the very large, very liquid stocks that were chiefly responsible for the U.S. market's earlier rise. Domestically, the market was hit by the collapse of several hedge funds. The ensuing "flight to quality and liquidity" gave bond markets their 15 minutes in the spotlight as investors rushed out of the equity market.
    The Federal Reserve Board cut interest rates in September, hoping to shelter the U.S. from a potential global recession. Boosted by the Fed easing, the U.S. market halted its downturn and rebounded. Many stocks that had experienced losses earlier in the year were able to recover and post slight gains due to the upswing. At the close of the fiscal year, the U.S. market continued to rebound as investors welcomed reassuring news about the outlook of the global economy. The change of heart came after the Group of Seven, composed of the world's seven richest industrialized nations, agreed on measures to rescue flailing economies with a three-year, $90-billion financial aid package.

HOW DID DOMESTIC LARGE-CAP STOCKS FARE IN THIS UNCERTAIN MARKET?
Large-cap stocks did well in this changing environment, as they have for the past couple of years. Mid-sized and small-company stocks bore the brunt of the market's summer correction as investors shifted their focus to large, well-established companies better able to weather the volatile market.

GIVEN CURRENT MARKET CONDITIONS, DID YOU ALTER THE PORTFOLIO?
The Fund holds both core and earnings-momentum stocks. When we say "core" holdings, we are referring to companies with long-term records of robust and reliable earnings growth. Earnings-momentum stocks refer to those seeing a recent burst of earnings growth. When the economy accelerates and most companies exhibit strong earnings growth, we tend to increase our holdings of earnings-momentum stocks. However, in the current market environment, when the economy is expected to slow, we have reduced the number of earnings-momentum holdings and invested in the more stable and more predictable core holdings. These include such well-known names as Microsoft and the pharmaceutical giant Pfizer. Core holdings now represent 50% of the Fund, compared to less than 25% a year ago.
    At the close of the fiscal year, the Fund's top sector holdings included: heath care, 24.4%; technology, 22.6%; and financial, 13.5%. We believe these three sectors continue to have excellent long-term growth potential. During the reporting period, we reduced our financial holdings significantly while increasing our holdings in the technology sector.

FINANCIAL STOCKS DID VERY WELL DURING THE LAST REPORTING PERIOD. WHY DID YOU REDUCE THE FUND'S HOLDINGS IN THE FINANCIAL SECTOR?
Financial stocks, which represented the largest sector weighting six months ago at


================================================================================
CLASS A SHARES VS. PEER GROUP
As of 10/31/98



Growth Funds                 9.61%
Tracked by Lipper

AIM Weingarten Fund         12.34%
================================================================================

                    ---------------------------------------

                       LARGE-CAP STOCKS DID WELL IN THIS

                       CHANGING ENVIRONMENT, AS THEY HAVE

                         FOR THE PAST COUPLE OF YEARS.

                    ---------------------------------------


          See important Fund and index disclosures inside front cover.

                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/98, based on total net assets

===================================================================================================================
TOP 10 EQUITY HOLDINGS                                      TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------
  1. MCI WorldCom, Inc.                       4.34%           1. Computers (Software & Services)              9.77%
  2. Microsoft Corp.                          3.33            2. Health Care (Drugs-Major Pharmaceuticals)    7.92
  3. Bristol-Myers Squibb Co.                 2.94            3. Financial (Diversified)                      7.83
  4. America Online, Inc.                     2.49            4. Health Care (Diversified)                    6.39
  5. Freddie Mac                              2.27            5. Broadcasting (Television, Radio & Cable)     5.48
  6. International Business Machines Corp.    2.23            6. Health Care (Medical Products & Supplies)    4.84
  7. Pfizer, Inc.                             2.05            7. Computers (Hardware)                         4.45
  8. Pharmacia & Upjohn, Inc.                 2.01            8. Telecommunications (Long Distance)           4.34
  9. Becton, Dickinson & Co.                  1.93            9. Health Care (Drugs-Generic & Other)          3.15
 10. Home Depot, Inc. (The)                   1.77           10. Retail (Building Supplies)                   2.84


Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================

approximately 20%, were reduced to 13.5% largely because of volatility in the global financial market. Financial services stocks have been among the hardest hit during the market downturn and their earnings have been hurt by recent global economic developments. Big money-center banks, such as Chase Manhattan, also sustained huge losses due to their involvement with the much-publicized collapse of several hedge funds.
    We follow earnings growth for individual companies, so our model picks up sectors that are showing relative earnings momentum. These market-sensitive financial stocks no longer qualified as good holdings on an earnings-momentum basis.
    The financial holdings that are left in the Fund are largely credit-sensitive companies, such as Fannie Mae and Freddie Mac, with less exposure to international woes.

WHAT MAKES TECHNOLOGY STOCKS ATTRACTIVE?
Earnings momentum has begun to improve for this sector. We increased the sector's weighting from about 19% six months ago to 22.6% at the close of the fiscal year. Additionally, strong sales of personal computers in the U.S. and western Europe have helped to offset the economic weakness in other regions. Sales of personal computers were up 15% for the third quarter. Two of the Fund's top holdings--Microsoft and IBM--reported better-than-expected third quarter earnings, despite their international exposure.
    As the end of the millennium nears, we also expect the computer software and services industry to profit from the so-called Y2K problem--the need to reprogram older computers to recognize the year 2000. Despite the potential effects of decreased demand overseas, we still think the technology sector's long-term growth prospects are excellent.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
By and large, we are optimistic that the U.S. market has performed a turnaround, coming back from its steep declines in the summer. Market analysts are optimistic that the U.S. will avoid a recession in 1999. Economic growth seems to be decelerating, so low inflation and low interest rates should continue. Although large-cap stocks should still perform well, many analysts believe that growth may be returning to the small- and mid-cap markets. The narrowness of the market in the past is beginning to give way to better performance from smaller companies. Given AIM Weingarten Fund's sizable stake in the mid-cap portion of the market, we believe the Fund is well positioned to take advantage of this trend.


                    ---------------------------------------

                        BY AND LARGE, WE ARE OPTIMISTIC

                       THAT THE U.S. MARKET HAS PERFORMED

                         A TURNAROUND, COMING BACK FROM

                       ITS STEEP DECLINES IN THE SUMMER.

                    ---------------------------------------

          See important Fund and index disclosures inside front cover.

                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


================================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/98, including sales charges

A SHARES

 10 Years                     15.92%
  5 Years                     15.50
  1 Year                       6.17*

*12.34%, excluding sales charges

B SHARES
Since Inception (6/26/95)     17.49%
  1 Year                       6.72*

*11.45%, excluding sales charges

C SHARES
Since Inception (8/4/97)       7.31%

  1 Year                      10.60*

*11.54%, excluding sales charges
================================================================================

The chart compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to these benchmarks over the period 6/17/69- 10/31/98. (Please note that performance figures for the indexes are from 6/30/69 to 10/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.
    A market index such as the Standard & Poor's 500 is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses


                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM WEINGARTEN FUND VS. BENCHMARK INDEX

6/17/69-10/31/98

------------------------------------------------------------------------------------------
                        AIM Weingarten Fund,
                          Class A Shares       S&P 500 Index     Lipper Growth Fund Index
------------------------------------------------------------------------------------------
                                         In thousands
6/17/69                       $9,444              $10,000               $10,000

10/31/69                       9,416               10,090                10,495

10/31/70                       8,321                8,972                 8,293

10/31/71                      11,486               10,484                10,426

10/31/72                      14,252               12,781                12,908

10/31/73                      12,910               12,784                11,878

10/31/74                       8,113                9,103                 7,597

10/31/75                      10,274               11,469                 9,311

10/31/76                      10,507               13,781                10,681

10/31/77                      12,927               12,949                10,325

10/31/78                      15,588               13,771                11,599

10/31/79                      21,780               15,899                14,306

10/31/80                      40,449               20,996                20,539

10/31/81                      40,792               21,116                20,710

10/31/82                      46,299               24,555                23,894

10/31/83                      65,474               31,417                30,474

10/31/84                      63,091               33,418                29,783

10/31/85                      75,468               39,877                35,261

10/31/86                     107,220               53,111                45,589

10/31/87                     113,346               56,510                45,974

10/31/88                     127,855               64,933                53,984

10/31/89                     172,770               81,997                66,366

10/31/90                     165,806               75,883                57,852

10/31/91                     240,228              101,271                81,831

10/31/92                     256,684              111,341                88,217

10/31/93                     272,524              127,937               104,963

10/31/94                     282,781              132,863               107,109

10/31/95                     362,527              167,920               132,790

10/31/96                     416,216              208,316               155,352

10/31/97                     527,890              275,163               199,432

10/31/98                     592,904              335,709               227,110

=======================================================================

PAST PERFORMANCE IS NO GUAUARANTEE OF COMPARABLE FUTURE RESULTS.

Source: Towers Data Systemems HYPO--Registered Trademark--

=======================================================================


that would affect your investment's return. An index of funds such as the Lipper Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For Fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                               AIM WEINGARTEN FUND

                        ANNUAL REPORT / FOR CONSIDERATION


PENALTY FOR MISSING THE MARKET
S&P 500
=================================================
Average annual total returns 10/31/93-10/31/98

Fully Invested                             21.30%
(1,264 Days)

Miss the 10 Best Days                      13.05%

Miss the 20 Best Days                       8.38%

Miss the 30 Best Days                       4.46%

Miss the 40 Best Days                       1.02%

Miss the 60 Best Days                      -4.83%

The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
Source: Standard & Poor's, Bloomberg.

=================================================

WHY STAYING FULLY INVESTED
HAS BEEN THE WISEST COURSE

When the stock market turns volatile, many investors feel the impulse to pull their money out of mutual funds. The question then becomes when to get back in. Trying to guess the answer could be very costly.
    No one, not even expert market watchers, can consistently predict what the market will do next. That's why AIM Funds stay fully invested even in a down market, and we encourage investors to do the same.
    For long-term investing, the stock market historically has offered the highest returns. For example, the Standard & Poor's Composite Index of 500 Stocks (S&P 500) has reported an annualized total return of 13.15% for the 50 years ending October 31, 1998. Those were five decades of wars, recessions, and political upheaval.
    If you pull your money out whenever markets decline, you could miss some of the market's best days. In August 1998, investors withdrew $11 billion from U.S. mutual funds. Chances are, many of those investors did not put their money back into the market in time for the October rally. In fact, October 1998 turned out to be the strongest month for the Dow Jones Industrial Average in 11 years.
    Here's another way to look at market timing: If you had invested a hypothetical $10,000 in the S&P 500 on October 31, 1993, your money would have grown to $26,255 by October 31, 1998, an average annual total return of 21.30%. But suppose that during that five-year period, there were times when you decided to get out of the market. If you missed the market's 10 best single-day performances, your return would have fallen to 13.05%, and your investment would be worth $18,468. If you had missed the market's 20 best days, your return would have dropped to 8.38% and your investment would be worth $14,950.
    The more you try to time the market, the greater your chances of missing its biggest single-day gains. Keep focused on your financial goals and remember that time, not timing, is key to successful investing. Now may be a good time to visit your financial adviser to talk about your portfolio. Remember:

o  think long-term
o  diversify your investments
o  avoid market timing
o  maintain realistic expectations



                               AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-87.33%

BANKS (REGIONAL)-0.46%

North Fork Bancorporation, Inc.      1,600,000   $   31,800,000
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.34%

PepsiCo, Inc.                          702,100       23,695,875
---------------------------------------------------------------

BIOTECHNOLOGY-0.74%

Amgen, Inc.(a)                         650,000       51,065,625
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-5.48%

Chancellor Media Corp.(a)            1,200,000       46,050,000
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            1,030,460       46,950,334
---------------------------------------------------------------
Comcast Corp.-Class A                1,500,000       74,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                                 281,400       15,441,825
---------------------------------------------------------------
Jacor Communications, Inc.(a)          925,000       50,875,000
---------------------------------------------------------------
Liberty Media Group(a)                 299,800       11,411,137
---------------------------------------------------------------
MediaOne Group, Inc.(a)                950,500       40,218,031
---------------------------------------------------------------
Tele-Communications, Inc.-Class
  A(a)                               2,200,000       92,675,000
---------------------------------------------------------------
                                                    377,683,827
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.59%

Monsanto Co.                         1,000,000       40,625,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.61%

Lucent Technologies, Inc.(b)           525,000       42,098,438
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.45%

Dell Computer Corp.(a)(b)            1,700,000      111,562,500
---------------------------------------------------------------
International Business Machines
  Corp.                              1,034,800      153,603,125
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              713,400       41,555,550
---------------------------------------------------------------
                                                    306,721,175
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.91%

Ascend Communications, Inc.(a)       1,444,000       69,673,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 850,000       53,550,000
---------------------------------------------------------------
3Com Corp.(a)                          236,900        8,543,206
---------------------------------------------------------------
                                                    131,766,206
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.90%

EMC Corp.(a)                           959,000       61,735,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.75%

America Online, Inc.(a)(b)           1,350,000      171,534,375
---------------------------------------------------------------
BMC Software, Inc.(a)                1,500,000       72,093,750
---------------------------------------------------------------
Cadence Design Systems,
  Inc.(a)(b)                           600,000       12,825,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Computer Sciences Corp.(a)(b)          685,500   $   36,160,125
---------------------------------------------------------------
Compuware Corp.(a)                   1,100,000       59,606,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                 1,013,300       28,879,050
---------------------------------------------------------------
HBO & Co.                            1,200,000       31,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                   2,166,500      229,378,188
---------------------------------------------------------------
Unisys Corp.(a)                      1,150,000       30,618,750
---------------------------------------------------------------
                                                    672,595,488
---------------------------------------------------------------

CONSUMER FINANCE-0.50%

Providian Financial Corp.              434,500       34,488,437
---------------------------------------------------------------
DISTRIBUTORS (FOOD &
  HEALTH)-2.32%

AmeriSource Health Corp.-Class
  A(a)                                 600,000       31,462,500
---------------------------------------------------------------
Cardinal Health, Inc.                1,000,000       94,562,500
---------------------------------------------------------------
McKesson Corp.                         149,600       11,519,200
---------------------------------------------------------------
Sysco Corp.                            835,700       22,511,668
---------------------------------------------------------------
                                                    160,055,868
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.68%

AMP Inc.(b)                          1,000,000       41,062,500
---------------------------------------------------------------
General Electric Co.                   912,100       79,808,750
---------------------------------------------------------------
SCI Systems, Inc.(a)                   612,800       24,205,600
---------------------------------------------------------------
Symbol Technologies, Inc.              885,450       39,623,887
---------------------------------------------------------------
                                                    184,700,737
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.49%

Altera Corp.(a)                        266,100       11,076,413
---------------------------------------------------------------
Intel Corp.                            898,000       80,090,375
---------------------------------------------------------------
Xilinx, Inc.(a)                        255,700       11,418,603
---------------------------------------------------------------
                                                    102,585,391
---------------------------------------------------------------

ENTERTAINMENT-0.83%

Time Warner, Inc.                      408,800       37,941,750
---------------------------------------------------------------
Viacom, Inc.-Class B(a)                326,500       19,549,187
---------------------------------------------------------------
                                                     57,490,937
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.83%

American Express Co.                   400,000       35,350,000
---------------------------------------------------------------
Citigroup, Inc.                        405,050       19,062,666
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,340,700       94,938,319
---------------------------------------------------------------
Freddie Mac                          2,725,000      156,687,500
---------------------------------------------------------------
Heller Financial, Inc.                 965,400       23,169,600
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FINANCIAL
  (DIVERSIFIED)-(CONTINUED)

MBIA, Inc.                           1,375,000   $   84,046,875
---------------------------------------------------------------
MGIC Investment Corp.                1,127,940       43,989,660
---------------------------------------------------------------
SunAmerica, Inc.                     1,175,000       82,837,500
---------------------------------------------------------------
                                                    540,082,120
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-6.39%

Abbott Laboratories                  1,287,400       60,427,338
---------------------------------------------------------------
American Home Products Corp.           390,200       19,022,250
---------------------------------------------------------------
Bristol-Myers Squibb Co.(b)          1,836,100      203,003,806
---------------------------------------------------------------
Johnson & Johnson                      500,000       40,750,000
---------------------------------------------------------------
Warner-Lambert Co.                   1,495,000      117,170,625
---------------------------------------------------------------
                                                    440,374,019
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.03%

ICN Pharmaceuticals, Inc.            1,310,200       30,625,925
---------------------------------------------------------------
Mylan Laboratories, Inc.             1,350,000       46,490,625
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)      1,130,600       62,889,625
---------------------------------------------------------------
                                                    140,006,175
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-7.92%

Lilly (Eli) & Co.                    1,498,900      121,317,219
---------------------------------------------------------------
Merck & Co., Inc.                      525,000       71,006,250
---------------------------------------------------------------
Pfizer, Inc.                         1,316,800      141,309,100
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.             2,615,000      138,431,563
---------------------------------------------------------------
Schering-Plough Corp.(b)               717,200       73,781,950
---------------------------------------------------------------
                                                    545,846,082
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.09%

Universal Health Services,
  Inc.-Class B(a)                      114,000        5,849,625
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.17%

HEALTHSOUTH Corp.(a)                   985,300       11,946,763
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-4.84%

Baxter International, Inc.           1,000,000       59,937,500
---------------------------------------------------------------
Becton, Dickinson & Co.              3,160,400      133,131,850
---------------------------------------------------------------
Biomet, Inc.                         1,098,500       37,280,343
---------------------------------------------------------------
Guidant Corp.                          850,000       65,025,000
---------------------------------------------------------------
Stryker Corp.                          684,900       28,722,993
---------------------------------------------------------------
Sybron International Corp.(a)          393,200        9,731,700
---------------------------------------------------------------
                                                    333,829,386
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.06%

Furniture Brands International,
  Inc.(a)(b)                           191,800        4,123,700
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.66%

Dial Corp. (The)                       574,700       15,840,169
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HOUSEHOLD PRODUCTS (NON-DURABLES)-(CONTINUED)

Procter & Gamble Co. (The)             330,000   $   29,328,750
---------------------------------------------------------------
                                                     45,168,919
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.71%

Equitable Companies, Inc.              670,000       32,830,000
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         389,500       16,164,250
---------------------------------------------------------------
                                                     48,994,250
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.41%

American International Group,
  Inc.                                 330,000       28,132,500
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.42%

Paine Webber Group, Inc.               875,000       29,257,813
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.94%

Franklin Resources, Inc.               900,000       34,031,250
---------------------------------------------------------------
T. Rowe Price Associates, Inc.         867,100       30,836,244
---------------------------------------------------------------
                                                     64,867,494
---------------------------------------------------------------

LODGING-HOTELS-1.76%

Carnival Corp.                       3,750,000      121,406,250
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-0.72%

Tyco International Ltd.                800,000       49,550,000
---------------------------------------------------------------

NATURAL GAS-0.47%

Enron Corp.                            620,000       32,705,000
---------------------------------------------------------------

PERSONAL CARE-0.42%

Avon Products, Inc.                    729,600       28,956,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.84%

Home Depot, Inc. (The)               2,800,000      121,800,000
---------------------------------------------------------------
Lowe's Companies, Inc.               2,200,000       74,112,500
---------------------------------------------------------------
                                                    195,912,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.97%

Best Buy Co., Inc.(a)                  775,000       37,200,000
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          648,200       29,493,100
---------------------------------------------------------------
                                                     66,693,100
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.28%

Saks, Inc.(a)                          855,700       19,467,175
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.14%

Ross Stores, Inc.                      300,000        9,750,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.95%

CVS Corp.                              700,000       31,981,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DRUG STORES)-(CONTINUED)

Rite Aid Corp.                         848,500   $   33,674,844
---------------------------------------------------------------
                                                     65,656,094
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.17%

Albertson's, Inc.                      154,000        8,556,625
---------------------------------------------------------------
Kroger Co.(a)                        1,000,000       55,500,000
---------------------------------------------------------------
Safeway, Inc.(a)                       340,600       16,284,937
---------------------------------------------------------------
                                                     80,341,562
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-2.08%

Costco Companies, Inc.(a)(b)           725,000       41,143,750
---------------------------------------------------------------
Dayton Hudson Corp.                    670,000       28,391,250
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,075,000       74,175,000
---------------------------------------------------------------
                                                    143,710,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.10%

Office Depot, Inc.(a)                2,850,000       71,250,000
---------------------------------------------------------------
Staples, Inc.(a)                     2,250,000       73,406,250
---------------------------------------------------------------
                                                    144,656,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.54%

Gap, Inc. (The)                        625,000       37,578,125
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.00%

Outdoor Systems, Inc.(a)             3,131,625       69,091,477
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.34%

Service Corp. International            650,000       23,156,250
---------------------------------------------------------------

SERVICES (COMPUTER
  SYSTEMS)-0.48%

Keane, Inc.(a)                       1,000,000       33,250,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.21%

Equifax, Inc.                        1,332,300       51,543,356
---------------------------------------------------------------
Fiserv, Inc.(a)                        690,600       32,112,900
---------------------------------------------------------------
                                                     83,656,256
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-4.34%

MCI WorldCom, Inc.(a)                5,410,965      298,955,816
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $4,374,224,596)                       6,022,079,330
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
DOMESTIC CONVERTIBLE BONDS & NOTES-0.26%

RETAIL (DEPARTMENT STORES)-0.26%

Saks Holdings, Inc., Conv. Sub.
  Notes, 5.50%, 09/15/06 (Cost
  $18,304,125)                    $ 18,350,000   $   18,235,313
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN BONDS & NOTES-0.61%

SWITZERLAND-0.61%

Nestle Holding Inc. (Foods),
  Conv. Bond, 3.00%, 06/17/02
  (Cost $40,041,900)                30,000,000       42,165,810
---------------------------------------------------------------
                                     SHARES
FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.30%
FRANCE-0.37%

Renault S.A. (Automobiles)             600,000       25,658,570
---------------------------------------------------------------

IRELAND-1.12%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)     1,100,000       77,068,750
---------------------------------------------------------------

ITALY-0.86%

Telecom Italia Mobile S.p.A.
  (Telephone)                        6,000,000       34,868,132
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        3,333,333       24,106,632
---------------------------------------------------------------
                                                     58,974,764
---------------------------------------------------------------

SWITZERLAND-1.95%

UBS A.G. (Banks-Major
  Regional)(a)                         242,500       66,505,795
---------------------------------------------------------------
Nestle S.A. (Foods)                     32,000       68,034,844
---------------------------------------------------------------
                                                    134,540,639
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $237,913,241)                                 296,242,723
---------------------------------------------------------------

OPTIONS PURCHASED-0.10%

                             NUMBER
                               OF       EXERCISE   EXPIRATION    MARKET
                            CONTRACTS    PRICE        DATE        VALUE
PUTS-0.10%

Cadence Design Systems,
  Inc. (Computers-Software
  & Services)                 6,000      22.50      Nov-98      $1,387,500
-------------------------------------------------------------------------
Lucent Technologies, Inc.
  (Communications
  Equipment)                  3,625      95.00      Jan-99      5,709,375
-------------------------------------------------------------------------

    Total Options
      Purchased (Cost
      $3,914,290)                        7,096,875
--------------------------------------------------

                            PRINCIPAL    MARKET
                             AMOUNT      VALUE
U.S. TREASURY
  BILLS-1.94%(c)
  3.998%, 12/24/98 (Cost
    $133,693,439)           13$4,435,000(d) 1$33,693,439
------------------------------------------------------------

REPURCHASE
  AGREEMENTS-6.79%(e)

Bear, Stearns & Co.,
  5.52%(f)                  180,000,000 180,000,000
------------------------------------------------------------
Dresdner Kleinwort,
  Benson, North America
  LLC, 5.55%, 11/2/98(g)    88,091,453  88,091,453
------------------------------------------------------------
SBC Warburg Dillon Read
  Inc., 5.55%, 11/2/98(h)   200,000,000 200,000,000
------------------------------------------------------------
    Total Repurchase
      Agreements (Cost
      $468,091,453)                     468,091,453
------------------------------------------------------------
TOTAL INVESTMENTS-101.33%               6$,987,604,943
------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(1.33)%                   (91,686,170)
------------------------------------------------------------
TOTAL NET ASSETS-100.00%                6$,895,918,773
============================================================

Abbreviations:

ADR  - American Depositary Receipt
Conv. - Convertible
Sub  - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $353,825,000 U.S. Government obligations, 0% to 6.745% due 01/15/99 to
    08/03/18 with an aggregate market value at 10/31/98 of $357,771,886.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.
(h) Joint repurchase agreement entered into 10/30/98 with a maturing value of $200,092,500. Collateralized by $339,879,000 U.S. Government obligations, 0% to 8.50% due 07/15/01 to 01/15/30 with an aggregate market value at 10/31/98 of $204,017,333.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $5,276,183,044)                         $6,987,604,943
--------------------------------------------------------
Foreign currencies, at value (cost
  $2,570,450)                                  2,565,915
--------------------------------------------------------
Cash                                           3,996,858
--------------------------------------------------------
Receivables for:
  Investments sold                            31,213,312
--------------------------------------------------------
  Capital stock sold                           8,295,922
--------------------------------------------------------
  Dividends and interest                       4,152,383
--------------------------------------------------------
  Variation margin                             1,111,425
--------------------------------------------------------
Investment for deferred compensation
  plan                                           105,518
--------------------------------------------------------
Other assets                                     163,186
--------------------------------------------------------
    Total assets                           7,039,209,462
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       91,742,610
--------------------------------------------------------
  Capital stock reacquired                     6,659,959
--------------------------------------------------------
  Deferred compensation                          105,518
--------------------------------------------------------
Options written (premiums received
  $44,508,416)                                37,381,847
--------------------------------------------------------
Accrued advisory fees                          3,226,589
--------------------------------------------------------
Accrued administrative services fees              16,296
--------------------------------------------------------
Accrued directors' fees                            3,500
--------------------------------------------------------
Accrued distribution fees                      2,769,404
--------------------------------------------------------
Accrued transfer agent fees                      948,313
--------------------------------------------------------
Accrued operating expenses                       436,653
--------------------------------------------------------
    Total liabilities                        143,290,689
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $6,895,918,773
========================================================

NET ASSETS:

Class A                                   $6,094,177,561
========================================================
Class B                                   $  705,750,126
========================================================
Class C                                   $   23,107,031
========================================================
Institutional Class                       $   72,884,055
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:
Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                280,643,682
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 33,416,157
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  1,093,306
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,285,920
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        21.72
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $21.72 divided by 94.50%)        $        22.98
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        21.12
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        21.14
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        22.18
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $1,357,955 foreign
  withholding tax)                           $ 49,728,636
---------------------------------------------------------
Interest                                       26,746,186
---------------------------------------------------------
    Total investment income                    76,474,822
---------------------------------------------------------

EXPENSES:
Advisory fees                                  43,574,677
---------------------------------------------------------
Administrative services fees                      179,633
---------------------------------------------------------
Custodian fees                                    667,786
---------------------------------------------------------
Directors' fees                                    45,123
---------------------------------------------------------
Distribution fees-Class A                      18,567,575
---------------------------------------------------------
Distribution fees-Class B                       6,185,890
---------------------------------------------------------
Distribution fees-Class C                         125,198
---------------------------------------------------------
Transfer agent fees-Class A                     7,790,643
---------------------------------------------------------
Transfer agent fees-Class B                     1,316,441
---------------------------------------------------------
Transfer agent fees-Class C                        35,743
---------------------------------------------------------
Transfer agent fees-Institutional Class             6,988
---------------------------------------------------------
Other                                             984,467
---------------------------------------------------------
    Total expenses                             79,480,164
---------------------------------------------------------
Less: Fees waived by advisor                   (2,917,461)
---------------------------------------------------------
    Expenses paid indirectly                     (177,097)
---------------------------------------------------------
    Net expenses                               76,385,606
---------------------------------------------------------
Net investment income                              89,216
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       510,689,133
---------------------------------------------------------
  Foreign currencies                            4,256,163
---------------------------------------------------------
  Futures contracts                             9,427,467
---------------------------------------------------------
  Option contracts purchased                      735,202
---------------------------------------------------------
  Option contracts written                    (10,831,861)
---------------------------------------------------------
                                              514,276,104
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       239,037,008
---------------------------------------------------------
  Foreign currencies                              (41,394)
---------------------------------------------------------
  Futures contracts                             7,020,866
---------------------------------------------------------
  Option contracts purchased                    3,182,585
---------------------------------------------------------
  Option contracts written                      6,509,630
---------------------------------------------------------
                                              255,708,695
---------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                 769,984,799
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $770,074,015
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $       89,216    $    1,100,893
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     514,276,104       933,882,009
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             255,708,695       438,536,902
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      770,074,015     1,373,519,804
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                 --       (14,688,010)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (444,894)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (864,947,763)     (552,547,910)
----------------------------------------------------------------------------------------------
  Class B                                                        (76,736,323)      (32,151,485)
----------------------------------------------------------------------------------------------
  Class C                                                           (626,936)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (9,231,714)       (6,655,833)
----------------------------------------------------------------------------------------------
Net equalization credits (charges) (See Note 1):
  Class A                                                                 --           436,828
----------------------------------------------------------------------------------------------
  Class B                                                                 --            62,469
----------------------------------------------------------------------------------------------
  Class C                                                                 --                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --           (91,147)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        442,079,076       126,373,106
----------------------------------------------------------------------------------------------
  Class B                                                        240,674,117       166,861,272
----------------------------------------------------------------------------------------------
  Class C                                                         21,194,188         2,401,569
----------------------------------------------------------------------------------------------
  Institutional Class                                             12,302,794        (7,373,537)
----------------------------------------------------------------------------------------------
       Net increase in net assets                                534,781,454     1,055,702,232
----------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          6,361,137,319     5,305,435,087
----------------------------------------------------------------------------------------------
  End of period                                               $6,895,918,773    $6,361,137,319
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,682,377,491    $3,937,446,869
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,034,739        28,516,289
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    484,238,255       925,614,568
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,725,268,288     1,469,559,593
----------------------------------------------------------------------------------------------
                                                              $6,895,918,773    $6,361,137,319
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $4,109,681 and undistributed net realized gains decreased by $4,109,681 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Equalization--The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $28,680,447 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1998, AIM waived fees of $2,917,461. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $179,633 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $4,650,330 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $5,316 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid
A I M Institutional Fund Services, Inc. $952 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $18,567,575, $6,185,890, and $125,198, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,654,675 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $55,685 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $16,595 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $71,260 and $105,837, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $177,097 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1998 was $7,912,654,088 and $8,399,566,587, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,717,839,274
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (45,966,154)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,671,873,120
==========================================================

Cost of investments for tax purposes is $5,315,731,823.

NOTE 7-FUTURES CONTRACTS

On October 31, 1998, $7,665,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF                          UNREALIZED
      CONTRACTS        CONTRACTS   MONTH/COMMITMENT    APPRECIATION
---------------------  ---------   ----------------   --------------
S&P 500 Index             511        Dec. 98/Buy        $6,756,866
--------------------------------------------------------------------

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                                                 CALL OPTION CONTRACTS
                                                               -------------------------
                                                               NUMBER OF      PREMIUMS
                                                               CONTRACTS      RECEIVED
                                                               ---------    ------------
Beginning of period                                                3,000    $  1,216,939
-------------------------------------------------------------- ---------    ------------
Written                                                          298,491     124,583,917
-------------------------------------------------------------- ---------    ------------
Closed                                                          (159,249)    (64,917,081)
-------------------------------------------------------------- ---------    ------------
Exercised                                                        (36,794)     (8,353,416)
-------------------------------------------------------------- ---------    ------------
Expired                                                          (29,215)     (8,021,943)
-------------------------------------------------------------- ---------    ------------
End of period                                                     76,233    $ 44,508,416
============================================================== =========    ============

 Open call option contracts written at October 31, 1998 were as follows:

                                                                                               OCTOBER 31,      UNREALIZED
                                                 CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1998        APPRECIATION
                                                  MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
                     ISSUE                       --------   ------   ---------   -----------   ------------   --------------
America Online, Inc.                             Jan-99        120       3,375   $ 4,922,273   $  5,906,250   $     (983,977)
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Amp, Inc.                                        Feb-99         35      10,000     6,560,980      8,312,500       (1,751,520)
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Bristol-Myers Squibb Co.                         Dec-98        110      13,038     6,498,312      7,170,900         (672,588)
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Cadence Design Systems, Inc.                     Nov-98         25       6,000     1,143,861        262,500          881,361
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Computer Sciences Corp.                          Dec-98         70       6,855     4,770,920        407,015        4,363,905
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Costco Companies, Inc.                           Jan-99         55       7,250     4,411,478      4,168,750          242,728
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Dell Computer Corp.                              Jan-99         70      17,000     9,706,674     10,306,250         (599,576)
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Furniture Brands International, Inc.             Jan-99         20         959       200,904        272,716          (71,812)
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Furniture Brands International, Inc.             Jan-99         25         959       284,813         80,916          203,897
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Lucent Technologies, Inc.                        Jan-99        110       3,625     3,111,958         90,625        3,021,333
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
Schering-Plough Corp.                            Nov-98        110       7,172     2,896,243        403,425        2,492,818
---------------------------------------------    --------   ------   ---------   -----------   ------------   --------------
                                                                        76,233   $44,508,416   $ 37,381,847   $    7,126,569
=============================================                        =========   ===========   ============   ==============

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                                                          1998                              1997
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     62,788,326    $ 1,368,867,407     36,066,523    $   748,100,033
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Class B                                                     12,056,594        257,385,548      9,401,446        192,004,936
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Class C*                                                     1,204,025         25,772,311        117,736          2,708,502
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Institutional Class                                            593,328         13,533,791        377,655          7,900,669
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
Issued as a reinvestment of dividends:
  Class A                                                     41,795,514        813,441,370     29,415,559        528,061,835
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Class B                                                      3,831,332         73,061,374      1,715,350         30,687,644
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Class C*                                                        31,251            600,022             --                 --
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Institutional Class                                            456,144          9,035,386        313,585          5,650,803
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
Reacquired:
  Class A                                                    (79,734,776)    (1,740,229,701)   (56,267,501)    (1,149,788,762)
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Class B                                                     (4,228,997)       (89,772,805)    (2,748,694)       (55,831,308)
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Class C*                                                      (246,074)        (5,178,145)       (13,632)          (306,933)
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
  Institutional Class                                           (458,838)       (10,266,383)      (951,830)       (20,925,009)
--------------------------------------------------------     -----------    ---------------    -----------    ---------------
                                                              38,087,829    $   716,250,175     17,426,197    $   288,262,410
========================================================     ===========    ===============    ===========    ===============

* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1998, for a share of Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1998 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                 1998          1997          1996          1995          1994
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    22.72    $    20.19    $    20.33    $    17.82    $    17.62
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Income from investment operations:
  Net investment income                                             0.02          0.01          0.06            --          0.07
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
  Net gains on securities (both realized and unrealized)            2.38          4.82          2.51          4.36          0.57
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
    Total from investment operations                                2.40          4.83          2.57          4.36          0.64
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Less distributions:
  Dividends from net investment income                                --         (0.06)           --         (0.07)        (0.11)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
  Distributions from net realized gains                            (3.40)        (2.24)        (2.71)        (1.78)        (0.33)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
    Total distributions                                            (3.40)        (2.30)        (2.71)        (1.85)        (0.44)
------------------------------------------------------------  ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                                $    21.72    $    22.72    $    20.19    $    20.33    $    17.82
============================================================  ==========    ==========    ==========    ==========    ==========
Total return(a)                                                    12.34%        26.83%        14.81%        28.20%         3.76%
============================================================  ==========    ==========    ==========    ==========    ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,094,178    $5,810,582    $4,977,493    $4,564,730    $3,965,858
============================================================  ==========    ==========    ==========    ==========    ==========
Ratio of expenses to average net assets(b)                          1.04%(c)       1.07%        1.12%         1.17%         1.21%
============================================================  ==========    ==========    ==========    ==========    ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                         0.07%(c)       0.07%        0.33%        (0.02)%        0.45%
============================================================  ==========    ==========    ==========    ==========    ==========
Portfolio turnover rate                                              125%          128%          159%          139%          136%
============================================================  ==========    ==========    ==========    ==========    ==========
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)            --            --            --            --            --
============================================================  ==========    ==========    ==========    ==========    ==========
Average amount of debt outstanding during the period (000s
  omitted)(e)                                                         --            --            --    $      593            --
============================================================  ==========    ==========    ==========    ==========    ==========
Average number of shares outstanding during the period (000s
  omitted)(e)                                                    282,998       262,563       248,189       229,272       249,351
============================================================  ==========    ==========    ==========    ==========    ==========
Average amount of debt per share during the period                    --            --            --    $   0.0026            --
============================================================  ==========    ==========    ==========    ==========    ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.09%, 1.11%, 1.15%, 1.19% and 1.24% for 1998-1994.
(c) Ratios are based on average net assets of $6,189,191,748.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.02%, 0.03%, 0.30%, (0.04%) and 0.42% for 1998-1994.
(e) Averages computed on a daily basis.

                                                                         CLASS B                               CLASS C
                                                       ----------------------------------------------     -------------------
                                                         1998         1997         1996        1995        1998        1997
                                                       --------     --------     --------     -------     -------     -------
Net asset value, beginning of period                   $  22.34     $  19.98     $  20.28     $ 18.56     $ 22.34     $ 22.83
-----------------------------------------------------  --------     --------     --------     -------     -------     -------
Income from investment operations:
  Net investment income (loss)                            (0.15)(a)    (0.15)(a)    (0.05)(a)   (0.03)      (0.15)(a)   (0.04)(a)
-----------------------------------------------------  --------     --------     --------     -------     -------     -------
  Net gains (losses) on securities (both realized
    and unrealized)                                        2.33         4.75         2.46        1.75        2.35       (0.45)
-----------------------------------------------------  --------     --------     --------     -------     -------     -------
    Total from investment operations                       2.18         4.60         2.41        1.72        2.20       (0.49)
-----------------------------------------------------  --------     --------     --------     -------     -------     -------
Distributions from net realized gains                     (3.40)       (2.24)       (2.71)         --        (3.40)        --
-----------------------------------------------------  --------     --------     --------     -------     -------     -------
Net asset value, end of period                         $  21.12     $  22.34     $  19.98     $ 20.28     $ 21.14     $ 22.34
=====================================================  ========     ========     ========     =======     =======     =======
Total return(b)                                           11.45%       25.78%       13.95%       9.27%      11.54%      (2.15)%
=====================================================  ========     ========     ========     =======     =======     =======
Ratios/supplemental data:
Net assets, end of period (000's omitted)              $705,750     $486,105     $267,459     $42,238     $23,107     $ 2,326
=====================================================  ========     ========     ========     =======     =======     =======
Ratio of expenses to average net assets(c)                 1.83%(d)     1.87%        1.95%       1.91%(e)    1.83%(d)    1.84%(e)
=====================================================  ========     ========     ========     =======     =======     =======
Ratio of net investment income (loss) to average
  net assets(f)                                           (0.72)%(d)    (0.73)%     (0.50)%     (0.76)%(e)  (0.72)%(d)  (0.70)%(e)
=====================================================  ========     ========     ========     =======     =======     =======
Portfolio turnover rate                                     125%         128%         159%        139%        125%        128%
=====================================================  ========     ========     ========     =======     =======     =======
Borrowings for the period:
Amount of debt outstanding at end of period (000s
  omitted)                                                   --           --           --          --          --          --
=====================================================  ========     ========     ========     =======     =======     =======
Average amount of debt outstanding during the
  period (000s omitted)(g)                                   --           --           --     $     3          --          --
=====================================================  ========     ========     ========     =======     =======     =======
Average number of shares outstanding during the
  period (000s omitted)(g)                               28,946       18,505        7,956       1,036         586      41,282
=====================================================  ========     ========     ========     =======     =======     =======
Average amount of debt per share during the
  period                                                     --           --           --     $0.0029          --          --
=====================================================  ========     ========     ========     =======     =======     =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.87%, 1.91%, 1.98% and 1.94% (annualized) for 1998-1995 for Class B and
     1.87% and 1.88% (annualized) for 1998-1997 for Class C.
(d) Ratios are based on average net assets of $618,589,002 and $12,519,780 for Class B and Class C, respectively.
(e)  Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.76)%, (0.77)%, (0.53)% and (0.79)% (annualized) for 1998-1995 for Class B and (0.76)% and (0.74)% (annualized) for 1998-1997 for Class C.
(g)  Averages computed on a daily basis.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

BOARD OF DIRECTORS                                  OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                    Charles T. Bauer                             11 Greenway Plaza
Chairman                                            Chairman                                     Suite 100
A I M Management Group Inc.                                                                      Houston, TX 77046
                                                    Robert H. Graham
Bruce L. Crockett                                   President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                        John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                   Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                          Suite 100
COMSAT Corporation                                  Carol F. Relihan                             Houston, TX 77046
                                                    Senior Vice President and Secretary
Owen Daly II                                                                                     SUB-ADVISOR
Director                                            Gary T. Crum
Cortland Trust Inc.                                 Senior Vice President                        A I M Capital Management, Inc.
                                                                                                 11 Greenway Plaza
Edward K. Dunn Jr.                                  Jonathan C. Schoolar                         Suite 100
Chairman, Mercantile Mortgage Corp.;                Senior Vice President                        Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and            Dana R. Sutton                               TRANSFER AGENT
President, Mercantile Bankshares                    Vice President and Assistant Treasurer
                                                                                                 A I M Fund Services, Inc.
Jack Fields                                         Melville B. Cox                              P.O. Box 4739
Chief Executive Officer                             Vice President                               Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                     Renee A. Friedli                             CUSTODIAN
of the U.S. House of Representatives                Assistant Secretary
                                                                                                 State Street Bank and Trust Company
Carl Frischling                                     P. Michelle Grace                            225 Franklin Street
Partner                                             Assistant Secretary                          Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                    Jeffrey H. Kupor                             COUNSEL TO THE FUND
Robert H. Graham                                    Assistant Secretary
President and Chief Executive Officer                                                            Ballard Spahr
A I M Management Group Inc.                         Nancy L. Martin                              Andrews & Ingersoll, LLP
                                                    Assistant Secretary                          1735 Market Street
Prema Mathai-Davis                                                                               Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;        Ofelia M. Mayo
Commissioner, New York City Dept. for the           Assistant Secretary                          COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of            Lisa A. Moss                                 Kramer, Levin, Naftalis & Frankel
New York State                                      Assistant Secretary                          919 Third Avenue
                                                                                                 New York, NY 10022
Lewis F. Pennock                                    Kathleen J. Pflueger
Attorney                                            Assistant Secretary                          DISTRIBUTOR

Ian W. Robinson                                     Samuel D. Sirko                              A I M Distributors, Inc.
Consultant; Formerly Executive                      Assistant Secretary                          11 Greenway Plaza
Vice President and                                                                               Suite 100
Chief Financial Officer                             Stephen I. Winer                             Houston, TX 77046
Bell Atlantic Management                            Assistant Secretary
Services, Inc.                                                                                   AUDITORS
                                                    Mary J. Benson
Louis S. Sklar                                      Assistant Treasurer                          KPMG Peat Marwick LLP
Executive Vice President                                                                         700 Louisiana
Hines Interests                                                                                  Houston, TX 77002
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Weingarten Fund Retail Class paid ordinary dividends in the amount of $1.3100 per share to shareholders of Class A, Class B, and Class C shares during its tax year ended October 31, 1998. Of this amount 12.47% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $2.2983 per share for Class A, Class B, and Class C shares during its tax year ended October 31, 1998.

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                    ---------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                    ---------------------------------------



                               AIM WEINGARTEN FUND

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                          AIM Asian Growth Fund                  since 1976 and managed approximately $91
AIM Capital Development Fund                AIM Developing Markets Fund(2)         billion in assets for more than 5.5 million
AIM Constellation Fund                      AIM Emerging Markets Fund(2)           shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)             AIM Europe Growth Fund(2)              corporate clients, and financial institutions,
AIM Select Growth Fund(3)                   AIM European Development Fund          as of September 30, 1998.
AIM Small Cap Growth Fund(2), (B)           AIM International Equity Fund               The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund            AIM International Growth Fund(2)       Trademark--is distributed nationwide, and
AIM Value Fund                              AIM Japan Growth Fund(2)               today is the 11th-largest mutual fund complex
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)      in the U.S. in assets under management,
                                            AIM New Pacific Growth Fund(2)         according to Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                              mutual fund monitor.
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                  AIM Global Growth Fund
AIM Advisor Real Estate Fund                AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2), (C)                GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund(2)
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                   GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                      AIM Global Government Income Fund(2)
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund(2)
                                            AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                          AIM Global Trends Fund(2), (E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.